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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INGLES MARKETS, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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INGLES MARKETS, INCORPORATED

P.O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, FEBRUARY 9, 2010

To the Stockholders of Ingles Markets, Incorporated:

NOTICE IS HEREBY GIVEN that Ingles Markets, Incorporated will hold its 2010 Annual Meeting of Stockholders at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804 on Tuesday, February 9, 2010, at 1:00 p.m. local time, for the following purposes:

(1)	To elect nine directors to serve until the 2011 Annual Meeting of Stockholders;

(2)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 25, 2010; and

(3)	To transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

These items and other matters relating to the Annual Meeting are described in the Proxy Statement that accompanies this Notice.

Only stockholders of record of the Company’s Class A Common Stock, $0.05 par value per share, and Class B Common Stock, $0.05 par value per share, at the close of business on December 15, 2009, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We will make available at the Company’s corporate offices a list of stockholders as of the close of business on December 15, 2009, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about December 31, 2009 to our stockholders of record on December 15, 2009. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by proxy as soon as possible over the Internet or by phone as instructed in the Notice of Internet Availability of Proxy Materials, or E-proxy notice, or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. If you are a holder of record of common stock, you may also cast your votes in person at the Annual Meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee as to how to vote your shares.

By Order of the Board of Directors

/s/ Robert P. Ingle, II

Robert P. Ingle, II
Chairman of the Board

Asheville, North Carolina

December 22, 2009

YOUR VOTE IS IMPORTANT.

PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE.

i

INGLES MARKETS, INCORPORATED

P. O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

ANNUAL STOCKHOLDERS MEETING

FEBRUARY 9, 2010

Grove Park Inn

290 Macon Avenue

Asheville, North Carolina 28804

PROXY STATEMENT

The Board of Directors (the “Board”) of Ingles Markets, Incorporated (the “Company”) furnishes you with this Proxy Statement to solicit proxies to be voted at the 2010 Annual Meeting of Stockholders of the Company. The meeting will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, on Tuesday, February 9, 2010, at 1:00 p.m. local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. Pursuant to rules adopted by the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” on or about December 31, 2009 to each holder of record of the Company’s Class A Common Stock, $0.05 par value per share (“Class A Common Stock”) and Class B Common Stock, $0.05 par value per share (“Class B Common Stock”), as of December 15, 2009, the record date for the meeting (the “Record Date”). Class A Common Stock and Class B Common Stock are sometimes referred to collectively in this Proxy Statement as “Common Stock.” The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

The Company’s principal executive offices are located at 2913 U.S. Highway 70 West, Asheville (Black Mountain), North Carolina 28711. This Proxy Statement and the accompanying forms of proxy are first being provided to stockholders on or about December  31, 2009.

Execution and Revocation of Proxies

Shares of Common Stock properly voted by proxy as instructed in the E-proxy notice will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

A stockholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a stockholder in any of the following ways:

•	by attending the Annual Meeting and voting the shares covered by the original proxy in person at the Annual Meeting;

•	by delivering to the Secretary an instrument revoking the proxy; or

•	by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

Actions to Be Taken by Proxy

If any stockholder fails to provide instructions on a proxy properly submitted via the Internet, mail or telephone, its proxy will be voted, as recommended by the Board of Directors, at the Annual Meeting “For” the election of each of the Board nominees named under the heading “ELECTION OF DIRECTORS – Identification Of Directors and Executive Officers” and “FOR” the ratification of the Company’s independent registered public accounting firm described under the heading “RELATIONSHIP WITH INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.” As of the date of this Proxy Statement, the Company’s management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of Common Stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

Voting Rights

Only holders of record of shares of Class A Common Stock or Class B Common Stock at the close of business on the Record Date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the Record Date, there were 12,888,608 shares of Class A Common Stock and 11,623,651 shares of Class B Common Stock outstanding.

Quorum Requirements. The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. If holders of shares possessing a majority of the aggregate votes represented by the Class A Common Stock and Class B Common Stock, taking into account the ten votes per share attributable to the Class B Common Stock, are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of the ratification of the Company’s independent registered public accounting firm and any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs if a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals and the broker indicates it does not have authority to vote such shares.

Election of Directors. If a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect two directors, and the holders of Class B Common Stock, voting as a class, will elect seven directors. For purposes of the election of directors, each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

As a result of changes to New York Stock Exchange rules, a broker that is a member firm of that exchange no longer has authority to vote shares held by it in “street name” in the election of directors unless it is instructed by the beneficial owner of such shares as to how such shares are to be voted in such election. Accordingly, if you hold your shares through a broker, you are urged to provide it voting instructions in accordance with your broker’s directions.

Because the Company was a public corporation on the Record Date, cumulative voting will not be applicable to the election of directors at the Annual Meeting.

Other Matters. Unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock will vote as a single class with respect to any other matter, including the ratification of the Company’s independent registered public accounting firm, that may be voted upon at the Annual Meeting. In any such vote, stockholders will be entitled to one vote for each share of Class A Common Stock held as of the Record Date and ten votes for each share of Class B Common Stock held as of the Record Date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast “for” the action exceed the votes cast “against” the action, unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. As of the date of this Proxy Statement, the Company knows of no matters other than the election of directors and the ratification of the Company’s independent registered public accounting firm to be presented for action at the Annual Meeting.

ELECTION OF DIRECTORS

Each member of the Board is elected for a term of one year and until his/her successor is elected and qualified or until his/her earlier death, resignation or removal from office. The Company’s Articles of Incorporation and Bylaws provide that the Board may from time to time fix by resolution the number of directors that constitutes the Board, which shall be not less than five nor more than eleven. The Board has determined by resolution that the number of directors will be fixed at nine for purposes of this election. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the nine directors will be elected by a vote of the holders of the Class A Common Stock, voting as a separate class, and the remaining seven directors will be elected by a vote of the holders of the Class B Common Stock, voting as a separate class.

Identification of Directors and Executive Officers

The Board has nominated, and recommends a vote FOR, Fred D. Ayers and John O. Pollard as directors to be elected by the holders of the Class A Common Stock and Ronald B. Freeman, Charles L. Gaither, Jr., Robert P. Ingle, Robert P. Ingle, II, James W. Lanning, Charles E. Russell and Laura Ingle Sharp as directors to be elected by the holders of the Class B Common Stock.

All of these nominees are currently directors. Proxies received by the Board will be voted “For” the election of all of the nominees unless stockholders specify a contrary choice in their proxy. We expect each director nominee to be able to serve if elected. If any director nominee is not able to serve, proxies will be voted “for” the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The biographical information set forth below was furnished by each named director and executive officer of the Company. Except as otherwise indicated, each such person has been engaged in his or her most recent occupation or employment for more than five years.

DIRECTORS AND EXECUTIVE OFFICERS

Robert P. Ingle	Mr. Ingle served as Chairman of the Board from the Company’s incorporation in 1965 until May 2004 and thereafter has served as a director. Mr. Ingle has served as Chief Executive Officer since the Company was incorporated in 1965 and served as President from 1965 until 1982. Mr. Ingle is 76.

Robert P. Ingle, II	Robert P. Ingle, II has been a member of the Board of Directors since February 1997 and has served as Chairman of the Board since May 2004. He has been employed by the Company in a variety of executive positions since 1985. Mr. Ingle is 41.

James W. Lanning	Mr. Lanning has served as a director of the Company since May 2003 and has served as President and Chief Operating Officer since March 2003. He has held many positions in his years with the Company, most recently serving as a District Manager in Georgia. Mr. Lanning is 50.

Ronald B. Freeman	Mr. Freeman has served as a director of the Company since May 2005 and has served as Chief Financial Officer of the Company since April 2005. Prior to joining the Company, Mr. Freeman served as Chief Financial Officer of Silver-Line Plastics Corporation, a plastic pipe manufacturer, since 2000. Mr. Freeman is 52.

Charles L. Gaither, Jr.	Mr. Gaither has served as a director of the Company since February 2002. In July 1998, Mr. Gaither was elected President of Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water. Mr. Gaither was previously Vice President and General Manager of Milkco from 1987 to 1998 and served as Assistant General Manager of Milkco from 1985 to 1987. Mr. Gaither is 66.

Fred D. Ayers	Mr. Ayers has served as a director of the Company since February 2006. Mr. Ayers retired in 2002 as a senior officer of Wachovia Bank after 37 years of service. He has served on numerous boards and remains active in the Asheville Community. Mr. Ayers is 67.

John O. Pollard	Mr. Pollard has served as a director of the Company since 1987. From January 1998 until his retirement in March 2006, Mr. Pollard was an attorney with the law firm of McGuireWoods, LLP, serving as a partner until January 2002. Prior to 1998, he was a partner in the Charlotte law firm of Blakeney & Alexander with which he was affiliated from 1973 and which merged with McGuireWoods, LLP, in 1998. Mr. Pollard is 71.

Charles E. Russell	Mr. Russell has served as a director of the Company since May 2001. Mr. Russell is a certified public accountant and has been a principal with Painter, Russell & Associates, PLLC, certified public accountants, since October 1992. Mr. Russell is 70.

Laura Ingle Sharp	The Company’s “Laura Lynn” private label products are named after Ms. Sharp. She has been a director of the Company since February 1997. She has in the past served the Company in several capacities on a full-time and part-time basis, including appearing from time to time in advertisements promoting the Company’s private label products. Ms. Sharp is 52.

Robert P. Ingle, II and Laura Ingle Sharp are the son and daughter, respectively, of Robert P. Ingle. There are no other family relationships among any of the directors or executive officers of the Company. Based upon the voting power of Mr. Robert P. Ingle in the election of directors, the Company meets the definition of a “Controlled Company” for purposes of the Nasdaq corporate governance rules and thus is exempt from certain of its corporate governance requirements, including the requirement that a majority of the board members be “Independent Directors.”

Committees of the Board of Directors

The Board had three standing committees during fiscal 2009: an Executive Committee, an Audit/Compensation Committee and a Human Resources Advisory Committee. The Company did not have a separate nominating committee during fiscal 2009. As a Controlled Company under the Nasdaq corporate governance rules, the continued listing requirements of Nasdaq do not require that the Company have a nominating committee.

The Executive Committee. The Executive Committee can exercise the powers of the full Board between meetings of the Board, except for powers that may not be delegated to a committee of the Board under the North Carolina Business Corporation Act. During fiscal 2009, the Executive Committee consisted of Messrs. Robert P. Ingle, Robert P. Ingle, II, Ronald B. Freeman and James W. Lanning.

The Audit/Compensation Committee. The Board has established, through the Company’s Bylaws, an Audit/Compensation Committee. When acting in its capacity as Audit Committee, this committee acts under the authority of and has the responsibilities described in the Company’s Audit Committee Charter. The Audit Committee Charter is available on the Company’s website at www.ingles-markets.com. In this capacity, the committee is responsible for, among other things, recommending the engagement of the Company’s independent registered public accounting firm, approving the fees and services to be provided by the independent registered public accounting firm, overseeing the independent registered public accounting firm, reviewing and evaluating significant matters relating to the audit and internal controls of the Company and reviewing the scope and results of audits by, and recommendations of, the Company’s independent registered public accounting firm. In addition, the committee reviews the audited consolidated financial statements of the Company.

The Committee does not have a separate Compensation Committee charter. When the committee is acting in its capacity as the Compensation Committee, the Board has empowered the committee to:

•	approve compensation levels and increases in compensation of each executive officer and of other employees of the Company whose annual base salary is in excess of $150,000; and

•

approve all incentive payments to executive officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee that does not work in one of the Company’s supermarkets.

Furthermore, the committee, when acting as the Compensation Committee, administers the Company’s employee benefit plans and other compensation matters where independent, disinterested administration is required by applicable tax or securities laws and regulations. Where such laws or regulations require that grants or awards under the Company’s stock-based employee benefit plans be made by the full Board or by a committee of non-employee or outside directors, the committee or the Board, as appropriate, makes such decisions.

During fiscal 2009, the Audit/Compensation Committee consisted of Messrs. Pollard, Russell and Ayers. The Board has determined that each member of the committee is independent for purposes of the provisions of the Sarbanes-Oxley Act of 2002 and the Nasdaq corporate governance rules regarding audit committees. The Board has also determined that Mr. Russell is an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission, who is independent of management of the Company.

The Human Resources Advisory Committee. The Human Resources Advisory Committee was established in August 1998 to oversee certain of the Company’s human resources compliance policies and programs. During fiscal 2009, Ms. Sharp and Mr. Freeman served as members of this committee.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All compensation decisions made during fiscal 2009 that were not made exclusively by the Board or the Audit/Compensation Committee were made by the Chief Executive Officer, in certain instances in consultation with the President and Chief Operating Officer and/or the Chairman of the Board. Messrs. Pollard, Russell and Ayers, who were the members of the Audit/Compensation Committee during fiscal 2009, were not officers or employees of the Company or its subsidiaries during fiscal 2009 or any prior fiscal year. Messrs. Pollard, Russell and Ayers did not have any relationships with the Company that would require disclosure under “Transactions With Related Persons.”

Meetings of the Board of Directors and Committees

The Board held four formal meetings during fiscal 2009. The Executive Committee held no formal meetings during fiscal 2009, but met periodically on an informal basis. The Audit/Compensation Committee held five formal meetings during fiscal 2009, and met periodically on an informal basis during Board meetings and as required for other purposes. The Human Resources Advisory Committee held no formal meetings during fiscal 2009, but received updates on human resource issues as needed at quarterly Board meetings. Each director attended at least 75% of all meetings of the Board and of the committees of the Board on which he or she served during fiscal 2009. See “Committees of the Board of Directors.”

Directors who are not officers of the Company or any of its subsidiaries are paid an annual retainer of $10,000 plus $1,000 for each Board or Committee meeting they attend in person. Audit/Compensation Committee members other than the Chairman are also paid an additional annual retainer of $15,000 for service on such Committee, and the Chairman of the Audit/Compensation Committee is paid an additional annual retainer of $20,000.

The following director compensation table sets forth, for the fiscal year ended September 26, 2009, the cash and certain other compensation paid by the Company to its outside directors. There were no other items of compensation paid to outside directors for the fiscal year ended September 26, 2009.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Fred D. Ayers	30,000	30,000
John O. Pollard	30,000	30,000
Charles E. Russell	35,000	35,000
Laura Ingle Sharp	14,000	14,000

Director Nominations

All of the nominees for director are existing directors standing for reelection, and as noted above, the Company did not have a standing nominating committee in fiscal 2009. Historically, the Board of Directors has not considered a nominating committee necessary in that there have been few vacancies on the Company’s Board, and vacancies have been filled through discussions between the Chairman, the Chief Executive Officer and the Chief Financial Officer of the Company with input from other Board members as needed. Under the Company’s Articles of Incorporation, 25% of the directors of the Company are elected by the holders of Class A Common Stock, voting as a separate class, and the remaining directors are elected by holders of the Class B Common Stock, voting as a separate class. Mr. Ingle, the Chief Executive Officer of the Company, is also the majority holder of the outstanding shares of Class B Common Stock.

The Company has not received director candidate recommendations from its stockholders and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations. Stockholders may submit recommendations in writing to the Secretary at the Company’s principal office, the address of which is set forth in this Proxy Statement.

The Board has not adopted a policy with respect to minimum qualifications for board members. Conversely, with respect to each individual vacancy, the Board has determined the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members. Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board’s and management’s contacts are not sufficient to identify an appropriate candidate.

Stockholder Communication with Board Members

The Company maintains contact information, both telephone and email, on its website under the heading “Contact Information.” By following the “Contact Information” link, a stockholder will be given access to the Company’s telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by an officer of the Company.

Board Member Attendance at Annual Meetings

The Company generally requires that all directors attend the annual meeting of stockholders, absent extraordinary circumstances. All directors attended the annual meeting of stockholders held in 2009.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its senior financial officers, including without limitation, its Chief Executive Officer, Chief Financial Officer and Controller. The full text of the Code of Ethics is published on the Company’s website at www.ingles-markets.com under the caption “Corporate Information.” In the event that the Company makes any amendments to, or grants any waivers of, any provision of the Code of Ethics applicable to its principal executive officer, principal financial officer or principal accounting officer, the Company intends to promptly disclose such amendment or waiver on its website.

AUDIT/COMPENSATION COMMITTEE REPORT

The following report of the Audit/Compensation Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit/Compensation Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and the financial reporting process including the systems of internal controls. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for its fiscal year ended September 26, 2009:

(1) The Audit/Compensation Committee reviewed and discussed the audited consolidated financial statements with management;

(2) The Audit/Compensation Committee discussed with a member of Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

(3) The Audit/Compensation Committee received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit/Compensation Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

The Audit/Compensation Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit of the Company’s financial statements. The Audit/Compensation Committee meets periodically with the Company’s independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit/Compensation Committee held five meetings during fiscal 2009.

Based on the review and discussions referred to above, the Audit/Compensation Committee recommended to the Company’s Board of Directors (and the Board approved) that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2009, for filing with the Securities and Exchange Commission.

SUBMITTED BY:
THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard	Charles E. Russell	Fred D. Ayers

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The following discussion and analysis is intended to provide an understanding of the actual compensation earned by each of the Company’s named executive officers (“Executive Officers”), and describes the Company’s compensation objectives and policies as applied to these Executive Officers.

Compensation Philosophy. The objectives of the Company’s compensation program are to (1) attract, motivate, develop and retain top quality executives who will drive long-term shareholder value and (2) deliver competitive total compensation packages based upon both Company and individual performance. The Company wants its executives to balance the risks and related opportunities inherent in its industry and in the performance of their duties and share the upside opportunity and the downside risks once actual performance is measured.

The Audit/Compensation Committee is responsible for administering executive compensation. The duties of this committee are set forth under the heading “ELECTION OF DIRECTORS – Committees of the Board of Directors – Audit/Compensation Committee.” To achieve the objectives of the Company’s compensation program, the Company’s Chief Executive Officer and the Audit/Compensation Committee have set forth a compensation program for its Executive Officers that is reviewed annually. It includes the following elements:

•	Base annual cash salary;

•	Annual cash incentive bonuses; and

•	Retirement, health and other benefits.

The Company does not have any Employment, Change in Control, or Severance Agreements with any of its Executive Officers. The Company believes in trust, loyalty and commitment from both the Company and the Executive Officers, and believes that such type of agreements are not necessary to achieve its goals and the needs of the Executive Officers.

Factors Considered in Determining Compensation. The Company’s Chief Executive Officer periodically reviews the compensation paid by the Company to its Executive Officers and other employees. Based on the Company’s general performance and that of the individual Executive Officer, he makes final subjective determinations (in certain instances in consultation with the President and Chief Operating Officer and/or the Chairman of the Board) with respect to any changes to be made to that compensation. Bonuses paid to officers of the Company’s subsidiary, Milkco, Inc., are based on a percentage of Milkco’s earnings before taxes and payment of bonuses.

•

Neither the full Board nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer’s decisions relating to executive compensation unless otherwise required by the Company’s Bylaws, by resolutions adopted by the Board or by the North Carolina Business Corporation Act. Decisions are made by the Board or the Audit/Compensation Committee if such decisions require the adoption of documents relating to employee benefit plans or programs. In addition, the Audit/Compensation Committee is required by resolution of the Board of Directors to approve any increases in compensation that the Company will pay to an employee whose base salary is in excess of $150,000, all incentive compensation that the Company will pay to Executive Officers and any incentive payments in excess of $25,000 that the Company will pay to any other employee who does not work in one of the Company’s supermarkets. Certain managers that work in the Company’s supermarkets are paid incentive compensation based on each individual store’s operating profit. These incentive payments may exceed $25,000 and are not approved by the Audit/Compensation Committee.

The Internal Revenue Code generally provides that corporate deductions will be disallowed for annual compensation in excess of $1 million paid to certain executive officers of publicly held corporations. “Performance-based” compensation is excluded from the cap. Although the $1 million compensation deduction cap would be applicable to the Executive Officers named in the “SUMMARY COMPENSATION TABLE” their compensation levels for fiscal year 2009 were below the cap. Nevertheless, the Chief Executive Officer and the Audit/Compensation Committee, as appropriate, intend to consider the Internal Revenue Code’s compensation deductibility cap when they determine compensation levels and to evaluate appropriate alternatives to mitigate any adverse impact this limitation may have on the deductibility of executive compensation paid by the Company and its subsidiaries. The Company believes all compensation paid to Executive Officers for fiscal year 2009 is deductible under the Internal Revenue Code.

Elements of Executive Compensation

Base Salary. Base salary is used to attract and retain Executive Officers and is determined using publically available comparisons with industry competitors and other relevant factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, ability to replace the individual, etc. Information consulted is used subjectively without benchmarking in the determination of base salaries. The base salaries paid to the Executive Officers during fiscal year 2009 are shown in the Summary Compensation Table presented in this proxy statement.

In fiscal year 2009, Mr. Robert P. Ingle received a salary of $100,000 and no bonus. The Audit/Compensation Committee believes that overall compensation paid to Mr. Ingle for fiscal year 2009, and years prior, was on the low end of the competitive compensation scale paid to other similarly situated chief executive officers in the industry. It should be noted that Mr. Ingle receives on an annual basis dividends of $.60 on each share of the Company’s Class B Common Stock and $.66 on each share of the Company’s Class A Common Stock owned by him.

Cash Incentive Bonus Awards. With the exception of Mr. Robert P. Ingle, annual cash bonuses are a significant component of each Executive Officer’s compensation, reflecting the Company’s belief that management’s contribution to long-term shareholder returns comes from maximizing earnings and the potential of the Company.

Other Executive Officers of the Company received a bonus, the amounts of which were subjectively determined taking into consideration Company profitability and the Executive Officer’s performance for the fiscal year to which the bonus relates. This subjective determination is made by Mr. Ingle, the President and Chief Operating Officer and/or the Chairman of the Board, as appropriate, and approved by the Audit/Compensation Committee. The bonus paid to Mr. Gaither, President of the Company’s subsidiary, Milkco, Inc., is based on a percentage of Milkco’s earnings before taxes and payment of bonuses.

Mr. Gaither receives a bonus equal to a percentage of Milkco’s earnings before taxes and payment of bonuses, up to a maximum of $49,500 per year. Based on Milkco’s expected financial performance, the Company anticipates Mr. Gaither will continue to receive at or near the maximum bonus.

Retirement, Health and Other Benefits.

Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the “Profit Sharing Plan”) to provide retirement benefits to eligible employees, including Executive Officers. The Profit Sharing Plan includes 401(k) employee elective contributions, discretionary employer matching contributions, and discretionary profit sharing contribution features. The assets of the Profit Sharing Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. Quarterly, the Board, in its discretion, determines the amount of any Company profit sharing contributions, and the amount of any matching contributions to be made based on participants’ 401(k) contributions for the quarter. During fiscal 2009, the Company matched employee contributions at a rate of $0.50 for each dollar of employee contributions up to 3% of the employee’s salary.

Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of their 401(k) accounts (including the Company’s matching contributions) in various investment funds, including a fund holding Class A Common Stock of the Company.

The Company’s discretionary profit sharing contributions to the participants’ profit sharing accounts are held in a separate fund (the “Ingles Fund”) that invests primarily in shares of the Company’s Class B Common Stock and also includes cash reserves to facilitate distributions from the fund. See “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” regarding the shares of Class B Common Stock held by the Profit Sharing Plan. The Company has not made any discretionary profit sharing contributions to the Profit Sharing Plan for fiscal year 2009.

Company discretionary employer matching cash contributions to the Profit Sharing Plan totaled $1,095,000 for fiscal year 2009. These contributions were allocated to the matching contribution accounts in each participant’s 401(k) accounts. The Company’s contributions to each of the Executive Officers are reflected in the Summary Compensation Table. As of September 26, 2009, all of the Executive Officers who are named in the Summary Compensation Table were 100% vested in their accounts, with the exception of Mr. Freeman who is 80% vested based on his time of service with the Company since 2005. Participants’ interests in employer contributions allocated to their accounts vest over six years.

Nonqualified Investment Plan. During fiscal year 2005, the Company adopted an Executive Nonqualified Excess Plan to provide benefits similar to the Investment/Profit Sharing Plan to certain of the Company’s management employees who are otherwise limited in their employee elective contributions under the 401(k) feature of the Profit Sharing Plan. Employees who participate in the Executive Nonqualified Excess Plan may contribute between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions. In addition, the Company may make discretionary matching contributions. The Company’s contributions to each of the Executive Officers are reflected in the Summary Compensation Table. During fiscal year 2009, the Company matched employee contributions at a rate of $0.25 for each dollar of employee contributions up to 2% of the employee’s salary. As of September 26, 2009, all of the Executive Officers who are named in the Summary Compensation Table were 100% vested in their accounts, with the exception of Mr. Freeman who is 80% vested based on his time of service with the Company since 2005. Participants’ interests in contributions allocated to their accounts vest over six years. Company contributions to the Plan were approximately $61,000 in fiscal year 2008.

Insurance. The Company currently makes available to its Executive Officers and all employees a comprehensive health, dental, life and disability insurance program. The health care insurance offers a variety of coverage options, at the employee’s discretion. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in amounts up to $150,000 based on the W-2 compensation of the employee. The premiums paid by the Company for the benefit of Executive Officers are included in the Summary Compensation Table.

Audit/Compensation Committee Report on Executive Compensation

The Audit Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” set forth above in this Proxy Statement. Based on such review, the related discussions and such other matters deemed relevant and appropriate by the Audit/Compensation Committee, the Audit/Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended September 26, 2009.

SUBMITTED BY:
THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard	Charles E. Russell	Fred D. Ayers

Executive Compensation Summary

The following tables set forth information concerning the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and each of its other three most highly compensated executive officers at the end of fiscal year 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position during 2009	Fiscal Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($) (1)	Total
Robert P. Ingle Chief Executive Officer	2009	100,000	—	—	95,017	195,017
	2008	100,000	—	—	92,329	192,329
	2007	100,000	—	—	85,880	185,880

Robert P. Ingle, II Chairman and Vice President - Operations	2009	509,615	150,000	—	19,857	679,472
	2008	476,731	150,000	—	20,253	646,984
	2007	381,539	150,000	—	18,356	549,895

James W. Lanning President and Chief Operating Officer	2009	509,615	150,000	—	8,212	667,827
	2008	476,731	150,000	—	6,935	633,666
	2007	381,539	150,000	—	6,384	537,923

Charles L. Gaither, Jr. (2) President, Milkco, Inc.	2009	195,000	—	48,359	4,604	247,963
	2008	195,000	—	44,722	3,826	243,548
	2007	195,000	—	49,950	3,916	248,866

Ronald B. Freeman Vice President Finance, Chief Financial Officer	2009	254,808	70,000	—	6,265	331,073
	2008	244,711	70,000	—	5,581	320,292
	2007	219,711	70,000	—	5,799	295,510

(1)	All other fiscal year 2009 compensation for each of the Executive Officers consists of the following:

	Fiscal Year 2009
	Robert P. Ingle	Robert P. Ingle, II	James W. Lanning	Charles L. Gaither, Jr.	Ronald B. Freeman
Employer Match for 401(k) Plan	$1,500	$3,675	$3,675	$2,100	$3,378
Employer Match for Non-Qualified Plan	—	3,250	3,250	1,217	1,600
Life Insurance	210	315	315	315	315
Accidental Death & Dismemberment and Insurance and Long-Term Disability	544	972	972	972	972
Travel Expenses	92,763	11,645	—	—	—

Travel expenses include the value of any Company-owned automobiles provided to Executive Officers and use of Company aircraft.

(2)	Mr. Gaither receives a bonus equal to a percentage of Milkco’s earnings before taxes and payment of bonuses, up to a maximum of $49,500 per year.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of Class A Common Stock and Class B Common Stock owned beneficially as of September 28, 2009, by each director and nominee for director, each of the executive officers of the Company named in the Summary Compensation Table, all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock. The table also sets forth the percentage of each class of Common Stock held by such stockholders. As of September 28, 2009, there were 12,888,608 shares of Class A Common Stock and 11,623,651 shares of Class B Common Stock outstanding. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the Common Stock listed.

	Number of Shares Owned Beneficially				Percentage of Common Stock				Percentage of Total Voting Power
Name	Class A(2)		Class B		Class A(2)		Class B
Robert P. Ingle(1)	11,285,836	(3)	11,057,250	(3)(4)	47.1	%(3)	95.1	%(3)(4)	85.8	%(3)(4)
James W. Lanning(1)	1,001,019	(3)	860,000	(3)	7.3	%(3)	7.4	%(3)	6.8	%(3)
Robert P. Ingle, II(1)	257,450	(5)	154,950	(5)	2.0	%(5)	1.3	%(5)	1.3	%(5)
Laura Ingle Sharp(1)	81,613	(6)	79,725	(6)	*		*		*
Ronald B. Freeman(1)	993,944	(3)	860,000	(3)	7.2	%(3)	7.4	%(3)	6.8	%(3)
Charles L. Gaither, Jr.(1)	4,802		0		*		*		*
Charles E. Russell(1)	466	(7)	0		*		*		*
John O. Pollard(1)	100		0		*		*		*
Fred D. Ayers(1)	500		0		*		*		*
Mario J. Gabelli et al(8)	1,867,389	(9)	0		14.5	%(9)	*		1.4	%(9)
Fidelity Management & Research Company(10)	1,928,791	(11)	0		15.0	%(11)	*		1.5	%(11)
Barclays Global Investors, N.A.(12)	728,793	(13)	0		5.7	%(13)	*		*
The Killen Group, Inc.(14)	679,437	(15)	0		5.3	%(15)	*		*
Lord, Abbett & Co. LLC(16)	660,013	(17)	0		5.1	%(17)	*		*
Ingles Investment/Profit Sharing Plan(1)	991,769		860,000		7.2%		7.4%		6.8%
All Directors and Executive Officers as a group (9 persons)	11,642,192	(3)	11,291,925	(3)	48.1	%(3)	97.1	%(3)	87.7	%(3)

*	Less than 1%.
(1)	The address of this beneficial owner is P.O. Box 6676, Asheville, North Carolina 28816.
(2)

Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock. If the holder of any shares of Class B Common Stock transfers the shares to anyone other than a “qualified transferee” as defined in the Company’s Articles of Incorporation, then each share of Class B Common Stock will automatically convert into a share of Class A Common Stock. Accordingly, for each holder of Class B Common Stock the number of shares and percentage of Class A Common Stock set forth in this table also reflect the Class A Common Stock into which such stockholder’s shares of Class B Common Stock are convertible. However, these converted shares are not used to calculate such percentages for any other stockholder in this table. The number of shares and percentage of Class A Common Stock held by all directors and executive officers as a group also reflects the conversion into Class A Common Stock of each share of Class B Common Stock held by each director and executive officer. Because the Class B Common Stock converts into Class A Common Stock on a one to one basis, the number of shares of Class B Common Stock noted in the table above also represents the number of shares of Class A Common Stock each holder would beneficially own upon conversion of the Class B Common Stock beneficially owned by them.

(3)	Includes the 860,000 shares of Class B Common Stock and 131,769 shares of Class A Common Stock held by the Company’s Investment/Profit Sharing Plan and Trust, of which Messrs. Ingle, Freeman and Lanning are trustees. The trustees, by a majority vote, have sole voting power and dispositive power with respect to such shares. However, Messrs. Ingle, Freeman and Lanning disclaim beneficial ownership of such shares.
(4)	Includes 48,600 shares of Class B Common Stock held by Mr. Ingle’s wife, with respect to which Mr. Ingle disclaims any beneficial ownership interest.
(5)	Includes 17,676 shares of Class B Common Stock held by Mr. Ingle’s minor children, with respect to which Mr. Ingle disclaims any beneficial ownership interest.
(6)	Includes 673 shares of Class A Common Stock held by Ms. Sharp’s minor children through a dividend reinvestment plan and 2,025 shares of Class B Common Stock held by Ms. Sharp’s minor children.
(7)	Constitutes shares of Class A Common Stock held jointly by Mr. Russell and his spouse through a dividend reinvestment plan, with respect to which Mr. Russell disclaims any beneficial ownership interest.
(8)	The address of this beneficial owner is GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580.
(9)	The information as to Mario J. Gabelli includes entities controlled directly or indirectly by Mario Gabelli (collectively, the “Gabelli Entities”) and is derived from a statement on Form 13D filed with the Securities and Exchange Commission on October 12, 2009, pursuant to Section 13(d) of the Exchange Act. Such statement discloses that (i) Mario Gabelli is the chief investment officer for most of the Gabelli Entities signing such statements and is deemed to have beneficial ownership of the shares owned by all Gabelli Entities, (ii) Mario Gabelli and the Gabelli Entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mario Gabelli and the Gabelli Entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all Gabelli Entities exceeds 25% of the Company’s total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of the Gabelli Entities would have the sole voting power to vote certain of the shares of Class A Common Stock). The Gabelli Entities that beneficially own shares of the Company’s Class A Common Stock are registered investment advisors and beneficially own such shares in an agent capacity.
(10)	The address of this beneficial owner is 82 Devonshire Street, Boston, MA 02109.
(11)	The information as to Fidelity Management & Research Company (“Fidelity”) is derived from a quarterly holdings report on Form 13F for the quarter ended September 30, 2009 filed with the Securities and Exchange Commission on November 16, 2009 by FMR LLC. Fidelity is a wholly-owned subsidiary of FMR LLC. Edward C. Johnson, the Chairman of FMR LLC, and FMR LLC, through its control of Fidelity, each has the sole power to dispose of the 1,928,791 shares of Class A Common Stock beneficially owned by Fidelity. Members of the family of Edward C. Johnson 3d. are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other FMR LLC Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares beneficially owned by Fidelity, which power resides with the Board of Trustees of an affiliate of Fidelity.

(12)	The address of this beneficial owner is 400 Howard Street, San Francisco, CA 94105.
(13)	The information as to Barclays Global Investors, N.A. (“Barclays Global”) is derived from a quarterly holdings report on Form 13F for the calendar quarter ended September 30, 2009, filed with the Securities and Exchange Commission on November 12, 2009 by Barclays Global Investors UK Holdings Limited. Barclays Global is a registered investment advisor and institutional investment manager for Barclays Global Investors Ltd., Barclays Global Fund Advisors, Barclays Global Investors Australia Ltd., Barclays Global Investors Canada Ltd., Barclays Global Investors Japan Ltd. and Barclays Global Investors (Deutschland) AG (collectively, the “Barclay Group”). Securities reported as being beneficially owned by Barclays Group are held in an agent capacity in trust accounts for the economic benefit of the beneficiaries of those accounts, and by reason of its investment discretion over such accounts, Barclays Global may be deemed to be the beneficial owner of the reported securities held by Barclays Group.
(14)	The address for this beneficial owner is 1189 Lancaster Avenue, Berwyn, PA 19312
(15)	The information as to The Killen Group, Inc. is derived from a quarterly holdings report on Form 13F for the calendar quarter ended September 30, 2009, filed with the Securities and Exchange Commission on October 23, 2009. Such statement discloses that The Killen Group, Inc. is a registered investment advisor and institutional investment manager, and that securities reported as being beneficially owned by The Killen Group, Inc. are beneficially owned in an agent capacity on behalf on investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients.
(16)	The address for this beneficial owner is 90 Hudson Street, Jersey City, NJ 07302.
(17)	The information as to Lord, Abbett & Co. LLC is derived from a statement on Form 13G filed with the Securities and Exchange Commission on February 13, 2009 pursuant to Section 13(d) of the Exchange Act. Such statement discloses that Lord, Abbett & Co. LLC is a registered investment advisor, and securities reported as being beneficially owned by Lord, Abbett & Co. LLC are beneficially owned in an agent capacity on behalf on investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients.

TRANSACTIONS WITH RELATED PERSONS

The Company monitors certain relationships and related party transactions by requiring each director and executive officer to notify in advance either the Executive Committee or the Audit/Compensation Committee of any upcoming transactions that may be considered a transaction with a related person. In addition, each director and executive officer completes an annual questionnaire to disclose any transactions with related persons.

The Company will from time to time make short-term non-interest bearing loans to the Company’s Investment/Profit Sharing Plan to allow the Plan to meet distribution obligations during a time when the Plan was prohibited from selling shares of the Company’s Class A common stock. During fiscal year 2009, a loan totaling $0.5 million between the Company and the Investment/Profit Sharing Plan was made and is expected to be repaid by the Plan to the Company during fiscal year 2010.

The Company believes that the transactions described above have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length. The Company does not intend to enter into any transactions in the future with or involving any of its executive officers or directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending September 25, 2010

Ernst & Young LLP has served as the independent registered public accounting firm for the Company and its subsidiaries since March 1989. The Company had no disagreements with Ernst & Young LLP on accounting and financial disclosures. Ernst & Young LLP’s work on the Company’s audit for fiscal year 2009 was performed by full-time, permanent employees and partners of the firm. Representatives of Ernst & Young LLP are expected to be present at the 2010 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate stockholder questions.

The Audit/Compensation Committee has appointed Ernst & Young LLP to audit the Company’s fiscal year 2010 financial statements. Shareholder ratification of the appointment of Ernst & Young LLP is not required by the rules of NASDAQ or the SEC or by our bylaws. However the Board is submitting this appointment to you for ratification as a matter of good corporate practice. If our shareholders fail to ratify the appointment, the Audit/Compensation Committee will review its future selection of the Company’s independent registered public accounting firm. Even if the appointment of Ernst & Young LLP is ratified, the Audit/Compensation Committee may change to a different independent registered public accounting firm if it determines a change may be in the best interests of the Company and its shareholders.

The Board recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September  25, 2010.

Principal Accountant Fees and Services

As reflected in the table below, the Company incurred fees in fiscal years 2009 and 2008 for services performed by Ernst & Young LLP related to such periods.

	Year Ended September 26, 2009	Year Ended September 27, 2008
Audit Fees	$816,000	$758,000
Audit-related Fees	26,000	26,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$842,000	$784,000

In the above table:

“Audit fees” are fees billed by the independent registered public accounting firm for professional services for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K, the audit of internal controls over financial reporting, review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements;

“Audit-related fees” are fees for services performed during the respective years by the independent registered public accounting firm for audits of the Company’s employee benefit plan and other services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements including review of SEC comment letters;

“Tax fees” are fees for services performed during the respective years by the independent registered public accounting firm for professional services related to certain tax compliance, tax advice, and tax planning, of which none were paid to Ernst & Young LLP in fiscal 2009 or 2008; and

“All other fees” are fees for any other services performed during the respective years, of which none were paid to Ernst & Young LLP in fiscal 2009 or 2008.

The Company’s Audit/Compensation Committee pre-approved all services described above for fiscal 2009, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of Ernst & Young LLP. The Company’s Audit/Compensation Committee requires that each service provided by Ernst & Young LLP be pre-approved by the committee. However, the Committee has empowered Charles E. Russell, the chair of the committee to grant such approval on its behalf as to matters that arise between Audit/Compensation Committee meetings.

OTHER MATTERS

Solicitation of Proxies

The Company will solicit proxies for the Annual Meeting and will bear the cost of internet availability of documents, voting over the internet or by telephone and for all other costs associated with assembling, printing, mailing and soliciting proxy solicitation materials. The Company’s officers and regular employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company’s regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by internet, telephone and mail. The Company will not pay Corporate Communications, Inc. a separate fee for any such proxy solicitations. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of Common Stock held of record by them.

Stockholders’ Proposals for the 2011 Annual Meeting

The Company plans to hold its 2011 Annual Meeting of Stockholders in February or early March of 2011. Any proposal that a stockholder wants to be presented at the 2011 Annual Meeting of Stockholders must be received by the Secretary no later than September 2, 2010 or the proposal will automatically be excluded from proxy materials for that meeting. Such proposals must be received by the Secretary at the Company’s principal office, the address of which is set forth in this Proxy Statement, and must meet the requirements of the regulations of the Securities and Exchange Commission to be eligible to be included in the proxy materials for the Company’s 2011 Annual Meeting.

Further, any stockholder proposal for which the Company does not receive notice on or before November 15, 2010 shall be subject to the discretionary vote of the proxy holders at the 2010 Annual Meeting of Stockholders.

Action on Other Matters at the 2010 Annual Meeting

If notice of a stockholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before November 25, 2009, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals had been received as of that date.

At this time, the Company does not know of any matters to be presented for action at the 2010 Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders and contained in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company is required to identify any Reporting Person (as defined below) that failed to file on a timely basis with the Securities and Exchange Commission any report that was required to be filed during fiscal 2009 with the SEC pursuant to Section 16(a) of the Exchange Act. Such required filings include a Form 3 (an initial report of beneficial ownership of Common Stock) and a Form 4 and Form 5 (which reflect changes in beneficial ownership of Common Stock). For purposes of this Proxy Statement, a “Reporting Person” is a person who at any time during fiscal year 2009 was (a) a director of the Company, (b) an executive officer of the Company or its subsidiaries, or (c) a holder of more than 10% of the Company’s outstanding Class A Common Stock or Class B Common Stock. The Company believes that during fiscal year 2009, its Reporting Persons complied with all Section 16(a) filing requirements. In making this statement, the Company has relied solely upon an examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its Reporting Persons.

Availability of Form 10-K

Upon written request, the Company will provide, without charge, to stockholders that are entitled to receive this Proxy Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2009, as filed with the Securities and Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the stockholder’s expense). Requests for copies should be directed to Investor Relations at Ingles Markets, Incorporated, P.O. Box 6676, Asheville, North Carolina 28816, or by telephone at (828) 669-2941, ext. 223.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR

COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors

/S/ ROBERT P. INGLE, II
Robert P. Ingle, II
Chairman of the Board

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET
Ingles Markets, Incorporated	http://www. proxyvoting.com/imkta Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
64618	65212

‚ FOLD AND DETACH HERE ‚

Please mark your votes as indicated in this example	☒

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS Nominees:	☐	☐	☐	2.	Ratification of Ernst & Young LLP as independent public accounting firm for the fiscal year ending September 25, 2010.	☐	☐	☐
	01 Fred D. Ayers 02 John O. Pollard				3.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)						The undersigned hereby acknowledges receipt of the Proxy Statement, Annual Report on Form 10-K, and Notice of Annual Meeting of Stockholders to be held February 9, 2010.

*Exceptions								YES
						Will Attend Meeting		☐

Mark Here for Address Change ☐
or Comments
SEE REVERSE

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Ingles Markets, Incorporated account online.

Access your Ingles Markets, Incorporated account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Ingles Markets, Incorporated, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/imkta

‚ FOLD AND DETACH HERE ‚

CLASS A	CLASS A

INGLES MARKETS, INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 9, 2010

The undersigned hereby appoints Robert P. Ingle and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock held of record by the undersigned on December 15, 2009, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 9, 2010 at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)
	WO# 64618	Fulfillment# 65212

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET
Ingles Markets, Incorporated	http:/ /www. proxyvoting.com/imkta Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
64618	00000

‚ FOLD AND DETACH HERE ‚

Please mark your votes as indicated in this example	☒

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS Nominees:	☐	☐	☐	2.	Ratification of Ernst & Young LLP as independent public accounting firm for the fiscal year ending September 25, 2010.	☐	☐	☐
	01 Ronald B. Freeman 02 Charles L. Gaither, Jr. 03 Robert P. Ingle 04 Robert P. Ingle, II 05 James W. Lanning 06 Charles E. Russell 07 Laura Ingle Sharp				3.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)						The undersigned hereby acknowledges receipt of the Proxy Statement, Annual Report on Form 10-K, and Notice of Annual Meeting of Stockholders to be held February 9, 2010.

*Exceptions								YES
						Will Attend Meeting		☐

Mark Here for Address Change ☐
or Comments
SEE REVERSE

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Ingles Markets, Incorporated account online.

Access your Ingles Markets, Incorporated account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Ingles Markets, Incorporated, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://bnymellon.mobular. net/bnymellon/imkta

‚ FOLD AND DETACH HERE ‚

CLASS B	CLASS B

INGLES MARKETS, INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 9, 2010

The undersigned hereby appoints Robert P. Ingle and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock held of record by the undersigned on December 15, 2009, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 9, 2010 at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)
	WO# 64618	Fulfillment# 00000